SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): January 3, 2005
                                                         (December 31, 2004)

                              --------------------


                            ENTERPRISE BANCORP, INC.
               (exact name of registrant as specified in charter)

Massachusetts                            0-21021             04-3308902
(State or Other Jurisdiction             (Commission         (IRS Employer
of Incorporation)                        File Number)        Identification No.)

222 Merrimack Street                                         01852
Lowell, Massachusetts                                        (Zip Code)
(address of principal executive offices)

                                 (978) 459-9000
              (Registrant's telephone number, including area code)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Items 1.01, 5.02 and 8.01.  Entry into a Material Definitive Agreement
                            Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
                            Other Events

                  The registrant's board of directors approved certain changes in title with respect to two of the registrant's executive officers. These changes became effective on December 31, 2004.

                  The changes are as follows:

                    o Richard W. Main has relinquished his title as Chief Operating Officer of the registrant's principal subsidiary, Enterprise Bank and Trust Company (the "Bank"), and has been appointed President of the registrant. Mr. Main now serves as President of the registrant and President and Chief Lending Officer of the Bank.

                    o John P. Clancy, Jr. has relinquished his titles as President and Treasurer of the registrant and Treasurer of the Bank. He has been appointed Executive Vice President and Chief Operating Officer of the registrant, and, in addition to being Executive Vice President of the Bank, he has been appointed Chief Operating Officer of the Bank. Mr. Clancy now serves as Executive Vice President and Chief Operating Officer of the registrant and the Bank.

                  Additional information regarding Messrs. Main and Clancy is included in the registrant's proxy statement for its most recent annual meeting of stockholders, which was held on May 4, 2004.

                  Each of Messrs. Main and Clancy consented to the changes in his title for purposes of Section 1.7 of his existing employment agreement and each of them entered into an amendment to his existing employment agreement to reflect these changes. No other changes have been made to the existing employment agreement of either Mr. Main or Mr. Clancy. Copies of the amendments to the employment agreements of Messrs. Main and Clancy are included with this report.

                  In addition to the changes in executive officer titles described above, James A. Marcotte, who previously served as Senior Vice President and Chief Financial Officer of the registrant and the Bank, has been appointed to serve as Executive Vice President, Treasurer and Chief Financial Officer of the registrant and the Bank, and Stephen J. Irish, who previously served as Executive Vice President, Chief Information Officer and Chief Operations Officer of the Bank, has relinquished his title as Chief Operations Officer and now serves as Executive Vice President and Chief Information Officer of the Bank.


Item 9.01.        Financial Statements and Exhibits

    (a)  Not applicable

    (b)  Not applicable

    (c)  The following exhibits are included with this report:

         Exhibit 10.34 Amendment No. 1 dated as of December 31, 2004 to Amended and Restated Employment Agreement dated January 1, 2004 by and among the registrant, the Bank and Richard W. Main.

         Exhibit 10.35 Amendment No. 1 dated as of December 31, 2004 to Employment Agreement dated April 1, 2004 by and among the registrant, the Bank and John P. Clancy, Jr.








                     [Remainder of Page Intentionally Blank]



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ENTERPRISE BANCORP, INC.



Date:  January 3, 2005                By:  /s/ James A. Marcotte
                                          --------------------------------------
                                           James A. Marcotte
                                           Executive Vice President, Treasurer
                                           and Chief Financial Officer